FOR IMMEDIATE RELEASE:

Contacts:
Progenics Pharmaceuticals, Inc.:

Investor Contact:
Richard W. Krawiec, Ph.D.
Progenics Pharmaceuticals
(914) 789-2800
rkrawiec@progenics.com

Media Contact:
Barri Winiarski
WeissComm Partners
(914) 584-7468
Wyeth: Media Contacts: Sal Foti Wyeth Pharmaceuticals (484) 865-3490 Gwen Fisher Wyeth Pharmaceuticals (484) 865-5160 Investor Contact: Justin Victoria Wyeth (973) 660-5340

PROGENICS AND WYETH ANNOUNCE FDA HAS ACCEPTED FOR FILING THE NEW DRUG APPLICATION FOR SUBCUTANEOUS METHYLNALTREXONE

- European Medicines Agency Confirms Marketing Authorization Application

is Valid for Review -

Tarrytown, N.Y., and Collegeville, Pa., May 31, 2007 - Progenics Pharmaceuticals, Inc. (NASDAQ: PGNX) and Wyeth Pharmaceuticals, a division of Wyeth (NYSE: WYE), announced today that the U.S. Food and Drug Administration (FDA) has accepted the file for review of Progenics’ New Drug Application (NDA) for subcutaneous methylnaltrexone for the treatment of opioid-induced constipation (OIC) in patients receiving palliative care. The FDA has set a Prescription Drug User Fee Act (PDUFA) date of January 30, 2008 to complete its review of the NDA. The companies also announced that the European Medicines Agency (EMEA) has validated for review Wyeth’s Marketing Authorization Application (MAA) for subcutaneous methylnaltrexone.

Methylnaltrexone, an investigational drug, is a peripherally acting opioid-receptor antagonist that is designed to treat OIC without interfering with pain relief. There currently is no approved medication that specifically targets the underlying cause of OIC to relieve constipation in this patient population. The acceptance of the NDA submission results in a $5 million milestone payment to Progenics by Wyeth. In addition, Progenics has earned a $4 million milestone payment from Wyeth based on the validation for review in the European Union with the EMEA, as announced previously.

In December of 2005, Wyeth and Progenics entered into an exclusive, worldwide agreement for the joint development and commercialization of methylnaltrexone for the treatment of opioid-induced side effects, including constipation and post-operative ileus (POI), a prolonged dysfunction of the gastrointestinal (GI) tract following surgery. Under the terms of the agreement, the companies are collaborating on worldwide development. Wyeth received worldwide rights to commercialize methylnaltrexone, and Progenics retained an option to co-promote the product in the United States. Wyeth will pay Progenics royalties on worldwide sales and co-promotion fees within the United States.

About Opioid-Induced Constipation

Opioids provide pain relief by interacting with specific opioid receptors located in the central nervous system - the brain and the spinal cord. However, opioids also interact with the receptors outside the central nervous system, such as those affecting the GI tract, altering intestinal motility and resulting in constipation that can be debilitating. Patients suffering from OIC may experience dry, hard stools; straining during evacuation; and incomplete and infrequent evacuation. Other symptoms of OIC can include nausea, vomiting, and abdominal discomfort or pain. If left untreated or unresolved, OIC can lead to fecal impaction that may require manual removal.

About Methylnaltrexone

Methylnaltrexone is being developed in subcutaneous and oral forms to treat OIC and an intravenous form for POI.

Progenics and Wyeth are conducting two global phase 3 clinical trials in POI, targeting an NDA submission in this indication in early 2008. An oral formulation for OIC in patients with chronic pain currently is under development with an anticipated NDA submission in late 2009 or early 2010.

About the Companies

Progenics Pharmaceuticals, Inc., of Tarrytown, N.Y., is a biopharmaceutical company focusing on the development and commercialization of innovative therapeutic products to treat the unmet medical needs of patients with debilitating conditions and life-threatening diseases. Principal programs are directed toward gastroenterology as well as the treatment of HIV infection and cancer. The Company has four product candidates in clinical development and several others in preclinical development. The Company, in collaboration with Wyeth, is developing methylnaltrexone for the treatment of opioid-induced side effects, including constipation and post-operative ileus.

In the area of HIV infection, the Company is developing the viral-entry inhibitor, PRO 140, a humanized monoclonal antibody targeting the HIV co-receptor CCR5. Recently, the Company announced positive results from its phase 1b trial of PRO 140 in HIV-infected individuals. In addition, the Company is conducting research on ProVax, a novel prophylactic HIV vaccine. The Company is developing in vivo immunotherapies for prostate cancer, including a human monoclonal antibody-drug conjugate directed against prostate-specific membrane antigen (PSMA), a protein found on the surface of prostate cancer cells. Progenics also is developing vaccines designed to stimulate an immune response to PSMA and has a recombinant PSMA vaccine in phase 1 clinical testing. The Company also is developing a cancer vaccine, GMK, in phase 3 clinical trials for the treatment of malignant melanoma.

PROGENICS DISCLOSURE NOTICE: The information contained in this document is current as of May 31, 2007. This press release contains forward-looking statements. Any statements contained herein that are not statements of historical fact may be forward-looking statements. When the Company uses the words “anticipates,” “plans,” “expects” and similar expressions, it is identifying forward-looking statements. Such forward-looking statements involve risks and uncertainties which may cause the Company’s actual results, performance or achievements to be materially different from those expressed or implied by forward-looking statements. Such factors include, among others, the uncertainties associated with product development, the risk that clinical trials will not commence or proceed as planned, the risks and uncertainties associated with dependence upon the actions of our corporate, academic and other collaborators and of government regulatory agencies, the risk that our licenses to intellectual property may be terminated because of our failure to have satisfied performance milestones, the risk that products that appear promising in early clinical trials do not demonstrate efficacy in larger-scale clinical trials, the risk that we may not be able to manufacture commercial quantities of our products, the uncertainty of future profitability and other factors set forth more fully in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006, and other reports filed with the Securities and Exchange Commission, to which investors are referred for further information. In particular, the Company cannot assure you that any of its programs will result in a commercial product.

Progenics does not have a policy of updating or revising forward-looking statements and assumes no obligation to update any forward-looking statements contained in this document as a result of new information or future events or developments. Thus, it should not be assumed that the Company’s silence over time means that actual events are bearing out as expressed or implied in such forward-looking statements.

Wyeth Pharmaceuticals, a division of Wyeth, has leading products in the areas of women’s health care, infectious disease, gastrointestinal health, central nervous system, inflammation, transplantation, hemophilia, oncology, vaccines and nutritional products. Wyeth is one of the world’s largest research-driven pharmaceutical and health care products companies. It is a leader in the discovery, development, manufacturing and marketing of pharmaceuticals, vaccines, biotechnology products and non-prescription medicines that improve the quality of life for people worldwide.

The Company’s major divisions include Wyeth Pharmaceuticals, Wyeth Consumer Healthcare and Fort Dodge Animal Health.

WYETH DISCLOSURE NOTICE: The statements in this press release that are not historical facts are forward-looking statements based on current expectations of future events and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. These risks and uncertainties include the inherent uncertainty of the timing and success of, and expense associated with, research, development, regulatory approval and commercialization of our products, including with respect to our pipeline products; government cost-containment initiatives; restrictions on third-party payments for our products; substantial competition in our industry, including from branded and generic products; data generated on our products; the importance of strong performance from our principal products and our anticipated new product introductions; the highly regulated nature of our business; product liability, intellectual property and other litigation risks and environmental liabilities; uncertainty regarding our intellectual property rights and those of others; difficulties associated with, and regulatory compliance with respect to, manufacturing of our products; risks associated with our strategic relationships; economic conditions including interest and currency exchange rate fluctuations; changes in generally accepted accounting principles; trade buying patterns; the impact of legislation and regulatory compliance; risks and uncertainties associated with global operations and sales; and other risks and uncertainties, including those detailed from time to time in our periodic reports filed with the Securities and Exchange Commission, including our current reports on Form 8-K, quarterly reports on Form 10-Q and annual report on Form 10-K, particularly the discussion under the caption “Item 1A, RISK FACTORS.” The forward-looking statements in this press release are qualified by these risk factors. We assume no obligation to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise.

Editor’s Note:
Additional information on Progenics available at http://www.progenics.com

Additional information on Wyeth available at http://www.wyeth.com